UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                November 25, 2005


                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-120274-06             13-3387389
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

        85 Broad Street
     New York, New York                                         10004
(Address of Principal Executive Offices)                     (Zip Code)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2005-1F Mortgage Pass-Through Certificates, Series 2005-1F pursuant to the terms of the Master Servicing and Trust Agreement, dated as of January 1, 2005 among GS Mortgage Securities Corp., as depositor, JPMorgan Chase Bank, N.A., as Securities Administrator, Custodian, and Master Servicer, and Wachovia Bank, N.A., as Trustee.

 On November 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1   Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             GSR MORTGAGE LOAN TRUST 2005-1F
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1F

             JPMorgan Chase Bank, N.A., Securities Administrator,
               Custodian, and Master Servicer under the Agreement referred to herein

            By: /s/  Annette Marsula
                     ----------------------------------------------
                     Annette Marsula
                     Vice President

Date: December 1, 2005

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         December 1, 2005

Exhibit 99.1
Monthly Certificateholder Statement on November 25, 2005


                      GSR Mortgage Loan Trust Series 2005-1F
                         Statement To Certificateholders
                                  November 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original      Beginning                                                                                Ending
                Face        Principal                                                     Realized      Deferred     Principal
Class          Value        Balance        Principal        Interest          Total       Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA1      79,000,000.00     68,155,952.43     753,601.40      312,381.45   1,065,982.85    0.00          0.00      67,402,351.03
IA2      17,489,000.00     17,489,000.00           0.00       80,157.92      80,157.92    0.00          0.00      17,489,000.00
IA3      10,790,000.00     10,790,000.00           0.00       49,454.17      49,454.17    0.00          0.00      10,790,000.00
IA4      25,439,000.00     23,307,972.50     329,665.96      106,828.21     436,494.17    0.00          0.00      22,978,306.54
IA5      19,857,000.00     19,857,000.00           0.00       91,011.25      91,011.25    0.00          0.00      19,857,000.00
IA6      24,080,000.00     24,080,000.00           0.00      110,366.67     110,366.67    0.00          0.00      24,080,000.00
IA7      38,617,000.00     29,903,979.93     423,935.44      137,059.91     560,995.35    0.00          0.00      29,480,044.49
IA8         345,000.00        345,000.00           0.00        1,581.25       1,581.25    0.00          0.00         345,000.00
IA9         369,000.00        369,000.00           0.00        1,691.25       1,691.25    0.00          0.00         369,000.00
IIA1    145,000,000.00    111,941,997.46   2,013,229.29      559,709.99   2,572,939.28    0.00          0.00     109,928,768.17
IIA2     32,302,000.00     32,302,000.00           0.00      161,510.00     161,510.00    0.00          0.00      32,302,000.00
IIA3     19,700,000.00     19,700,000.00           0.00       98,500.00      98,500.00    0.00          0.00      19,700,000.00
IIIA1   143,000,000.00    122,162,358.18   2,324,677.38      432,658.35   2,757,335.73    0.00          0.00     119,837,680.80
IIIA3    56,327,000.00     25,593,243.14     148,318.71            0.00     148,318.71    0.00    127,966.22      25,572,890.65
IVA1     57,599,000.00     40,896,721.72     794,195.83      147,824.61     942,020.44    0.00          0.00      40,102,525.89
AP        1,000,989.00        980,549.31       1,234.08            0.00       1,234.08    0.00          0.00         979,315.23
B1        9,685,000.00      9,598,812.27       9,903.35       48,069.48      57,972.83    0.00          0.00       9,588,908.92
B2        4,150,000.00      4,113,068.75       4,243.56       20,597.66      24,841.22    0.00          0.00       4,108,825.19
B3        2,767,000.00      2,742,376.18       2,829.38       13,733.43      16,562.81    0.00          0.00       2,739,546.80
B4        1,383,000.00      1,370,692.54       1,414.18        6,864.23       8,278.41    0.00          0.00       1,369,278.36
B5        1,729,000.00      1,713,613.48       1,767.98        8,581.53      10,349.51    0.00          0.00       1,711,845.50
B6        1,038,251.00      1,029,011.51       1,061.66        5,153.14       6,214.80    0.00          0.00       1,027,949.85
R                 0.00              0.00           0.00            0.00           0.00    0.00          0.00               0.00
TOTALS  691,667,240.00    568,442,349.40   6,810,078.20    2,393,734.50   9,203,812.70    0.00    127,966.22     561,760,237.42
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
            Original        Beginning                                                                                  Ending
             Face           Notional                                                       Realized      Deferred     Notional
Class        Value          Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IIIA2     41,708,333.00     35,630,687.80      0.00       178,153.44     178,153.44       0.00           0.00      34,952,656.90
IVA2      57,599,000.00     40,896,721.72      0.00       124,820.20     124,820.20       0.00           0.00      40,102,525.89
AX           149,363.00        127,656.82      0.00           904.24         904.24       0.00           0.00         127,359.74
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Current
                        Beginning                                                        Ending             Class      Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total          Principal                      Rate (%)
-----------------------------------------------------------------------------------------------------------------------------------
IA1      36242DUV3     862.73357506    9.53925823       3.95419557       13.49345380        853.19431684       IA1     5.500000 %
IA2      36242DUW1   1,000.00000000    0.00000000       4.58333352        4.58333352      1,000.00000000       IA2     5.500000 %
IA3      36242DUX9   1,000.00000000    0.00000000       4.58333364        4.58333364      1,000.00000000       IA3     5.500000 %
IA4      36242DUY7     916.22990290   12.95907701       4.19938716       17.15846417        903.27082590       IA4     5.500000 %
IA5      36242DUZ4   1,000.00000000    0.00000000       4.58333333        4.58333333      1,000.00000000       IA5     5.500000 %
IA6      36242DVA8   1,000.00000000    0.00000000       4.58333347        4.58333347      1,000.00000000       IA6     5.500000 %
IA7      36242DVB6     774.37346065   10.97794857       3.54921175       14.52716032        763.39551208       IA7     5.500000 %
IA8      36242DVC4   1,000.00000000    0.00000000       4.58333333        4.58333333      1,000.00000000       IA8     5.500000 %
IA9      36242DWL3   1,000.00000000    0.00000000       4.58333333        4.58333333      1,000.00000000       IA9     5.500000 %
IIA1     36242DVD2     772.01377559   13.88433993       3.86006890       17.74440883        758.12943566       IIA1    6.000000 %
IIA2     36242DVE0   1,000.00000000    0.00000000       5.00000000        5.00000000      1,000.00000000       IIA2    6.000000 %
IIA3     36242DVF7   1,000.00000000    0.00000000       5.00000000        5.00000000      1,000.00000000       IIA3    6.000000 %
IIIA1    36242DVG5     854.28222503   16.25648517       3.02558287       19.28206804        838.02573986       IIIA1   4.250000 %
IIIA3    36242DVJ9     454.36900847    2.63317255       0.00000000        2.63317255        454.00768104       IIIA3   6.000000 %
IVA1     36242DVK6     710.02485668   13.78836143       2.56644404       16.35480547        696.23649525       IVA1    4.337500 %
AP       36242DVN0     979.58050488    1.23286070       0.00000000        1.23286070        978.34764418       AP      0.000000 %
B1       36242DVP5     991.10090552    1.02254517       4.96329169        5.98583686        990.07836035       B1      6.009429 %
B2       36242DVQ3     991.10090361    1.02254458       4.96329157        5.98583614        990.07835904       B2      6.009429 %
B3       36242DVR1     991.10089628    1.02254427       4.96329237        5.98583665        990.07835201       B3      6.009429 %
B4       36242DVS9     991.10089660    1.02254519       4.96328995        5.98583514        990.07835141       B4      6.009429 %
B5       36242DVT7     991.10091382    1.02254482       4.96329092        5.98583574        990.07836900       B5      6.009429 %
B6       36242DVU4     991.10090913    1.02254657       4.96328922        5.98583580        990.07836255       B6      6.009429 %
TOTALS                 821.84367934    9.84588803       3.46081810       13.30670613        812.18280256
---------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     CUSIP          Notional          Principal       Interest       Total         Notional                      Rate (%)
-----------------------------------------------------------------------------------------------------------------------------------
IIIA2   36242DVH3      854.28223180      0.00000000       4.27141118     4.27141118     838.02574656         IIIA2     6.000000 %
IVA2    36242DVL4      710.02485668      0.00000000       2.16705498     2.16705498     696.23649525         IVA2      3.662500 %
AX      36242DVM2      854.67498644      0.00000000       6.05397588     6.05397588     852.68600657         AX        8.500000 %
-----------------------------------------------------------------------------------------------------------------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                Michael O Bullen
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                                     4 NYP,
                               New York, New York
                    Tel: -212 623-4506 / Fax: -212 623-5931
                      Email: michael.o.bullen@jpmchase.com
                     ---------------------------------------

Sec. 4.01(ii)             Aggregate Beginning Scheduled Principal Balance of Each Collateral Group
                                     Collateral Group 1                                                          200,949,788.00
                                     Collateral Group 2                                                          169,982,963.83
                                     Collateral Group 3                                                          153,872,392.24
                                     Collateral Group 4                                                          42,656,655.19
                                     Collateral Group P                                                          980,550.14

Sec. 4.01(ii)             Aggregate Ending Scheduled Principal Balance of Each Collateral Group
                                     Collateral Group 1                                                          199,435,741.36
                                     Collateral Group 2                                                          167,963,578.48
                                     Collateral Group 3                                                          151,521,747.60
                                     Collateral Group 4                                                          41,859,853.17
                                     Collateral Group P                                                          979,316.06

Sec. 4.01(ii)             Scheduled Principal for Each Collateral Group
                                     Collateral Group 1                                                          206,748.98
                                     Collateral Group 2                                                          173,278.74
                                     Collateral Group 3                                                          141,243.56
                                     Collateral Group 4                                                          63,167.81
                                     Collateral Group P                                                          1,186.12

Sec. 4.01(ii)             Principal Prepayments for Each Collateral Group
                                     Collateral Group 1                                                          1,307,297.67
                                     Collateral Group 2                                                          1,846,106.61
                                     Collateral Group 3                                                          2,209,401.08
                                     Collateral Group 4                                                          733,634.21
                                     Collateral Group P                                                          47.96

Sec. 4.01(ii)             CPR for Each Collateral Group
                                     Collateral Group 1                                                          7.540835%
                                     Collateral Group 2                                                          12.293467%
                                     Collateral Group 3                                                          15.946233%
                                     Collateral Group 4                                                          18.819072%
                                     Collateral Group P                                                          0.058749%

Sec. 4.01(iii)            Available Distribution                                                                 9,507,690.59
                                     Aggregate Principal Distribution Amount                                     6,682,112.74
                                     Principal Prepayment Amount                                                 6,096,487.53

Sec. 4.01(v)              Unscheduled Principal By Categories
                                     Payoffs                                                                     6,002,135.70
                                     Principal Prepayments                                                       94,351.83
                                     Liquidation Proceeds                                                        0.00
                                     Condemnation Proceeds                                                       0.00
                                     Insurance Proceeds                                                          0.00

Sec. 4.01(vi)             Interest Payment
                             Class IA1
                                          Accrued and Paid for Current Month                                     312,381.45
                                          Accrued and Paid from Prior Months                                     0.00
                             Class IA2
                                          Accrued and Paid for Current Month                                     80,157.92
                                          Accrued and Paid from Prior Months                                     0.00
                             Class IA3
                                          Accrued and Paid for Current Month                                     49,454.17
                                          Accrued and Paid from Prior Months                                     0.00
                             Class IA4
                                          Accrued and Paid for Current Month                                     106,828.21
                                          Accrued and Paid from Prior Months                                     0.00
                             Class IA5
                                          Accrued and Paid for Current Month                                     91,011.25
                                          Accrued and Paid from Prior Months                                     0.00
                             Class IA6
                                          Accrued and Paid for Current Month                                     110,366.67
                                          Accrued and Paid from Prior Months                                     0.00
                             Class IA7
                                          Accrued and Paid for Current Month                                     137,059.91
                                          Accrued and Paid from Prior Months                                     0.00
                             Class IA8
                                          Accrued and Paid for Current Month                                     1,581.25
                                          Accrued and Paid from Prior Months                                     0.00
                             Class IA9
                                          Accrued and Paid for Current Month                                     1,691.25
                                          Accrued and Paid from Prior Months                                     0.00
                             Class IIA1
                                          Accrued and Paid for Current Month                                     559,709.99
                                          Accrued and Paid from Prior Months                                     0.00
                             Class IIA2
                                          Accrued and Paid for Current Month                                     161,510.00
                                          Accrued and Paid from Prior Months                                     0.00
                             Class IIA3
                                          Accrued and Paid for Current Month                                     98,500.00
                                          Accrued and Paid from Prior Months                                     0.00
                             Class IIIA1
                                          Accrued and Paid for Current Month                                     432,658.35
                                          Accrued and Paid from Prior Months                                     0.00
                             Class IIIA2
                                          Accrued and Paid for Current Month                                     178,153.44
                                          Accrued and Paid from Prior Months                                     0.00
                             Class IIIA3
                                          Accrued and Paid for Current Month                                     0.00
                                          Accrued and Paid from Prior Months                                     0.00
                             Class IVA1
                                          Accrued and Paid for Current Month                                     147,824.61
                                          Accrued and Paid from Prior Months                                     0.00
                             Class IVA2
                                          Accrued and Paid for Current Month                                     124,820.20
                                          Accrued and Paid from Prior Months                                     0.00
                             Class AX
                                          Accrued and Paid for Current Month                                     904.24
                                          Accrued and Paid from Prior Months                                     0.00
                             Class B1
                                          Accrued and Paid for Current Month                                     48,069.48
                                          Accrued and Paid from Prior Months                                     0.00
                             Class B2
                                          Accrued and Paid for Current Month                                     20,597.66
                                          Accrued and Paid from Prior Months                                     0.00
                             Class B3
                                          Accrued and Paid for Current Month                                     13,733.43
                                          Accrued and Paid from Prior Months                                     0.00
                             Class B4
                                          Accrued and Paid for Current Month                                     6,864.23
                                          Accrued and Paid from Prior Months                                     0.00
                             Class B5
                                          Accrued and Paid for Current Month                                     8,581.53
                                          Accrued and Paid from Prior Months                                     0.00
                             Class B6
                                          Accrued and Paid for Current Month                                     5,153.14
                                          Accrued and Paid from Prior Months                                     0.00

Sec. 4.01(vii)            Servicing Fees
                             Servicer Fee Paid                                                                   118,793.63

Sec. 4.01(viii)           Monthly Advances
                             Current Period Advances                                                             2,569,237.07
                             Current Period Reimbursed Advances                                                  0.00
                             Aggregate Unreimbursed Advances                                                     27,481,339.15

Sec. 4.01(ix)             Advances by Master Servicer or Securities Administrator
                             Current Period Advances                                                             0.00
                             Current Period Reimbursed Advances                                                  0.00
                             Aggregate Unreimbursed Advances                                                     0.00


Sec. 4.01(xi)             Number of Outstanding Mortgage Loans                                                   1,156
                          Balance of Outstanding Mortgage Loans                                                  561,760,236.67

                                    PLEASE NOTE:
                                    More detailed information regarding the mortgage loans, including the percentage of mortgage loans in the transaction affected by Hurricane Katrina, can be viewed at:
                                    http://www.absnet.net/subscribe/gsdata.asp
                                    The information will be posted at such time as it becomes available.

Sec. 4.01(xii)               Number and Balance of Delinquent Loans
                                  Delinquency Totals
                                  Group Totals
                                  Period                   Number         Principal Balance                Percentage
                                  0-29 days                1,152              560,083,778.57                 99.70 %
                                  30-59 days                   3                1,320,721.69                 0.24 %
                                  60-89 days                   0                        0.00                 0.00 %
                                  90-119 days                  0                        0.00                 0.00 %
                                  120+ days                    0                        0.00                 0.00 %
                                  Total                    1,155              561,404,500.26                 99.94 %

Sec. 4.01(xii)               Number and Balance of Loans in Bankruptcy
                                  Bankruptcy Totals
                                  Number of               Principal           Percentage
                                  Loans                   Balance

                                         1              355,736.41               0.06%

Sec. 4.01(xii)               Number and Balance of Loans in Foreclosure
                                  Foreclosure Totals
                                  Number of               Principal               Percentage
                                  Loans                   Balance

                                       0                    0.00                   0.00%


Sec. 4.01(xiii)             Number and Balance of REO Loans
                                  REO Totals
                                  Number of               Principal                        Percentage
                                  Loans                   Balance

                                      0                   0.00                             0.00%


Sec. 4.01(xv)               Aggregate Principal Payment
                                 Scheduled Principal                                                             585,625.21
                                 Payoffs                                                                         6,002,135.70
                                 Prepayments                                                                     94,351.83
                                 Liquidation Proceeds                                                            0.00
                                 Condemnation Proceeds                                                           0.00
                                 Insurance Proceeds                                                              0.00
                                 Realized Losses                                                                 0.00

                                 Realized Losses Group 1                                                         0.00
                                 Realized Losses Group 2                                                         0.00
                                 Realized Losses Group 3                                                         0.00
                                 Realized Losses Group 4                                                         0.00
                                 Realized Losses Group P                                                         0.00
                                 Realized Gains                                                                  0.00

                                 Realized Gains Group 1                                                          0.00
                                 Realized Gains Group 2                                                          0.00
                                 Realized Gains Group 3                                                          0.00
                                 Realized Gains Group 4                                                          0.00
                                 Realized Gains Group P                                                          0.00

Sec. 4.01(xvi)             Aggregate Amount of Mortgage Loans Repurchased                                        0.00

Sec. 4.01(xvii)            Aggregate Amount of Shortfall Allocated for Current Period                            0.00
                                  Class IA1                                                                      0.00
                                  Class IA2                                                                      0.00
                                  Class IA3                                                                      0.00
                                  Class IA4                                                                      0.00
                                  Class IA5                                                                      0.00
                                  Class IA6                                                                      0.00
                                  Class IA7                                                                      0.00
                                  Class IA8                                                                      0.00
                                  Class IA9                                                                      0.00
                                  Class IIA1                                                                     0.00
                                  Class IIA2                                                                     0.00
                                  Class IIA3                                                                     0.00
                                  Class IIIA1                                                                    0.00
                                  Class IIIA2                                                                    0.00
                                  Class IIIA3                                                                    0.00
                                  Class IVA1                                                                     0.00
                                  Class IVA2                                                                     0.00
                                  Class B1                                                                       0.00
                                  Class B2                                                                       0.00
                                  Class B3                                                                       0.00
                                  Class B4                                                                       0.00
                                  Class B5                                                                       0.00
                                  Class B6                                                                       0.00
                                  Class AX                                                                       0.00

4.01(xvii)                Compensating Interest Shortfall                                                        0.00

Sec. 4.01(xix) Group 1
                          Senior Percentage 1                                                                    96.6898%
                          Senior Prepayment Percentage 1                                                         100.0000%

                          Subordinate Percentage 1                                                               3.3102%
                          Subordinate Prepayment Percentage 1                                                    0.0000%

Sec. 4.01(xix) Group 2
                          Senior Percentage 2                                                                    96.4473%
                          Senior Prepayment Percentage 2                                                         100.0000%

                          Subordinate Percentage 2                                                               3.5527%
                          Subordinate Prepayment Percentage 2                                                    0.0000%

Sec. 4.01(xix) Group 3
                          Senior Percentage 3                                                                    96.0248%
                          Senior Prepayment Percentage 3                                                         100.0000%

                          Subordinate Percentage 3                                                               3.9752%
                          Subordinate Prepayment Percentage 3                                                    0.0000%

Sec. 4.01(xix) Group 4
                          Senior Percentage 4                                                                    95.8742%
                          Senior Prepayment Percentage 4                                                         100.0000%

                          Subordinate Percentage 4                                                               4.1258%
                          Subordinate Prepayment Percentage 4                                                    0.0000%

Copyright   2005 J.P.Morgan Chase & Co. All rights reserved.